

                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
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MSC     MSC SERIES 2005-TOP19 FITCH/S&P (07/13/2005)                    CLASS X1**+50 BPS SHOCK TO THE TREASURY CURVE
------------------------------------------------------------------------------------------ -----------------------------------------

Class            X1                Settlement Date    07/28/2005  Coupon          -1.00000              Cusip            N/A
Original Balance 1,228,438,747.44  Dated Date         07/01/2005  Delay           11                    Yield Table Date 07/13/2005
Current Balance  1.00              First Payment Date 08/12/2005  Lead Manager    Morgan Stanley & Co.  Yield Frequency  SemiAnnual
Credit Rating    AAA/AAA           Next Payment Date  08/12/2005  Orig Deal Size  1,228,438,747.44      Yield Day Count  30/360
Market Desc      N/A               Payment Freq       Monthly     Num of Tranches 34
Factor           1.00000000        Interest Freq      Monthly     Deal Age        0




TRIGGER                OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY                 (!YM) CPR 100     CPR 0             CPR 25            CPR 50            CPR 75            CPR 100
-----------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
-----------------------------------------------------------------------------------------------------------------------------------

                 0.6588         17.7173           18.1460           17.4496           19.5193           21.5850           24.9812
                 0.7213         15.9325           16.3714           15.4659           17.2826           19.0840           21.9214
                 0.7838         14.3501           14.7980           13.7243           15.3334           16.9219           19.3238
                 0.8463         12.9321           13.3877           12.1765           13.6126           15.0263           17.0813
                 0.9088         11.6497           12.1122           10.7871           12.0767           13.3447           15.1182
                 0.9713         10.4810           10.9496            9.5290           10.6933           11.8381           13.3795
                 1.0338          9.4088            9.8829            8.3814            9.4372           10.4769           11.8242
                 1.0963          8.4196            8.8985            7.3279            8.2890            9.2379           10.4209
                 1.1588          7.5021            7.9855            6.3554            7.2330            8.1029            9.1456
                 1.2213          6.6475            7.1349            5.4533            6.2569            7.0573            7.9789
                 1.2838          5.8482            6.3392            4.6128            5.3503            6.0894            6.9056
                 1.3463          5.0979            5.5922            3.8266            4.5048            5.1893            5.9131
                 1.4088          4.3915            4.8888            3.0887            3.7134            4.3490            4.9913
                 1.4713          3.7244            4.2245            2.3939            2.9700            3.5617            4.1317
                 1.5338          3.0927            3.5953            1.7378            2.2697            2.8217            3.3271
                 1.5963          2.4932            2.9981            1.1166            1.6081            2.1241            2.5716
                 1.6588          1.9228            2.4300            0.5271            0.9815            1.4647            1.8600
                 1.7213          1.3792            1.8884           -0.0336            0.3866            0.8398            1.1879
                 1.7838          0.8601            1.3711           -0.5679           -0.1793            0.2464            0.5516
                 1.8463          0.3635            0.8761           -1.0782           -0.7187           -0.3184           -0.0522
                 1.9088         -0.1124            0.4019           -1.5662           -1.2338           -0.8569           -0.6264
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                       8.99              9.13              7.87              7.34              7.07              6.76
MOD DURATION   @ 1.2838            6.27              6.30              5.98              5.55              5.21              4.71
SPREAD INTERP. @ 1.2838             125               173                 6                82               157               240


                                                                     Page 1 of 2

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
07/13/2005  11:13:10  CARVE Version 47.0  /u/dsouzad/deal/top19/050713/top19.050713.carve
MSC     MSC SERIES 2005-TOP19 FITCH/S&P (07/13/2005)                       CLASS X2**+50 BPS SHOCK TO THE TREASURY CURVE
-----------------------------------------------------------------------------------------------------------------------------------

Class            X2                Settlement Date    07/28/2005  Coupon          -1.00000              Cusip            N/A
Original Balance 1,202,407,000.00  Dated Date         07/01/2005  Delay           11                    Yield Table Date 07/13/2005
Current Balance  1,202,407,000.00  First Payment Date 08/12/2005  Lead Manager    Morgan Stanley & Co.  Yield Frequency  SemiAnnual
Credit Rating    AAA/AAA           Next Payment Date  08/12/2005  Orig Deal Size  1,228,438,747.44      Yield Day Count  30/360
Market Desc      N/A               Payment Freq       Monthly     Num of Tranches 34
Factor           1.00000000        Interest Freq      Monthly     Deal Age        0




TRIGGER                OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY                 (!YM) CPR 100     CPR 0             CPR 25            CPR 50            CPR 75            CPR 100
-----------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
-----------------------------------------------------------------------------------------------------------------------------------

                 2.0597         13.3527           13.3527           15.1720           14.3668           13.5257           12.2313
                 2.1222         12.2853           12.2853           14.0579           13.2244           12.3757           11.0886
                 2.1847         11.2695           11.2695           12.9978           12.1382           11.2828           10.0034
                 2.2472         10.3009           10.3009           11.9875           11.1034           10.2424            8.9711
                 2.3097          9.3760            9.3760           11.0228           10.1161            9.2501            7.9872
                 2.3722          8.4913            8.4913           10.1004            9.1726            8.3024            7.0481
                 2.4347          7.6439            7.6439            9.2172            8.2696            7.3957            6.1502
                 2.4972          6.8311            6.8311            8.3703            7.4042            6.5272            5.2906
                 2.5597          6.0505            6.0505            7.5572            6.5737            5.6942            4.4665
                 2.6222          5.3000            5.3000            6.7756            5.7759            4.8942            3.6755
                 2.6847          4.5775            4.5775            6.0235            5.0084            4.1249            2.9152
                 2.7472          3.8813            3.8813            5.2989            4.2694            3.3845            2.1836
                 2.8097          3.2097            3.2097            4.6001            3.5570            2.6710            1.4790
                 2.8722          2.5613            2.5613            3.9255            2.8696            1.9827            0.7995
                 2.9347          1.9345            1.9345            3.2737            2.2058            1.3182            0.1437
                 2.9972          1.3283            1.3283            2.6434            1.5640            0.6761           -0.4898
                 3.0597          0.7413            0.7413            2.0333            0.9432            0.0550           -1.1024
                 3.1222          0.1726            0.1726            1.4424            0.3420           -0.5462           -1.6952
                 3.1847         -0.3788           -0.3788            0.8695           -0.2406           -1.1287           -2.2694
                 3.2472         -0.9138           -0.9138            0.3138           -0.8055           -1.6934           -2.8259
                 3.3097         -1.4334           -1.4334           -0.2257           -1.3538           -2.2412           -3.3657
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                       6.05              6.05              6.00              5.65              5.40              5.15
MOD DURATION   @ 2.6847            3.23              3.23              3.10              3.04              3.03              3.07
SPREAD INTERP. @ 2.6847              10                10               155                55               -33              -153


                                                                     Page 2 of 2

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.